UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2023
___________

DYNEX CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Virginia		1-9819		52-1549373
(State or other jurisdiction of incorporation)		(Commission File Number)		(I.R.S. Employer Identification No.)
4991 Lake Brook Drive, Suite 100
Glen Allen,	Virginia			23060-9245
(Address of principal executive offices)				(Zip Code)
		(804)	217-5800
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DX	New York Stock Exchange
6.900% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share	DXPRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K filed by Dynex Capital, Inc. (the “Company”) with the Securities and Exchange Commission on October 23, 2023 (the “Original 8-K”), which included as Exhibit 99.1 a press release ("Original Press Release") reporting its financial condition and results of operations as of and for the quarter ended September 30, 2023.

The sole purpose of this Amendment is to file the updated press release dated October 23, 2023 as Exhibit 99.1, which corrects certain information as of June 30, 2023 contained in Exhibit 99.1 to the Original 8-K. The Company is correcting the investment portfolio table on page 5 in the Original Press Release to show the correct amounts for TBAs by coupon as of June 30, 2023 and also the repurchase agreement table on page 5 to show the correct totals for the weighted average rate and weighted average original term to maturity of its repurchase agreements as of June 30, 2023. No changes were made to the financial information provided as of or for the three months ended September 30, 2023. Except as amended by this Amendment and Exhibit 99.1 hereto, all information set forth in the Original 8-K and corresponding exhibits remains unchanged.

Item 2.02  Results of Operations and Financial Condition.

On October 23, 2023, Dynex Capital, Inc. (the "Company") issued a press release, which is available on its website (www.dynexcapital.com under “Investor Center/News & Market Information”), reporting its financial condition and financial results as of and for the quarter ended September 30, 2023. A copy of the press release is being filed as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02.

Each of the Exhibits provided with this Form 8-K shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated October 23, 2023, as amended
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEX CAPITAL, INC.

Date:	October 23, 2023	By:	/s/ Robert S. Colligan
Robert S. Colligan
Executive Vice President, Chief Financial Officer, and Secretary
(Principal Financial Officer)